AGFEED INDUSTRIES, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement pertains to the offering by AgFeed Industries, Inc. (the "Company") of Seven Hundred Fifty Thousand (750,000) units (the "Units"), with each Unit consisting of one (1) share of the Company’s common stock (the "Shares") and warrants to purchase twenty-five percent (25%) of one (1) share of the Company’s common stock at an exercise price of Five Dollars and Sixty Cents ($5.60) per share (the "Warrants"), at a purchase price of Four Dollars ($4.00) per Unit (the "Offering").

The undersigned, intending to be legally bound, hereby offers to pur-chase from the Company and the Company hereby agrees to sell to the undersigned 750,000 Units for an aggregate purchase price of $3,000,000 (the “Purchase Price”).

The Company shall execute the Receipt and Acceptance attached to this Subscription Agreement concurrently with the undersigned’s execution of this Subscription Agreement and will thereby be deemed to have accepted this offer and be bound by all representations, warranties, covenants and other terms and conditions contained herein.

1.  Definitions. In addition to the terms defined elsewhere in this Subscription Agreement, for all purposes of this Subscription Agreement, the following terms shall have the meanings indicated in this Section 1:

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

"Commission" means the Securities and Exchange Commission.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

“GAAP” means U.S. generally accepted accounting principles.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Securities Act" means the Securities Act of 1933, as amended.

"Transaction Documents" means this Subscription Agreement, the Warrants, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

"Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

2.  Verification of Investor Suitability under Regulation D. The undersigned understands that in order to subscribe for the Units in this Offering, the undersigned must be an "accredited investor" as defined in Section 501 of Regulation D under the Securities Act and the undersigned hereby represents and warrants that it is an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Securities Act.

3.  Amount and Method of Payment. Concurrently with the execution of this Subscription Agreement, the Purchase Price shall be paid by tender of a check made payable to AgFeed Industries, Inc. or wire transfer of immediately available funds to the account set forth on the last page hereof under the caption “Wire Transfer Instructions” in the amount of Three Million Dollars ($3,000,000).

4.  Registration Rights.

Concurrently with the execution of this Subscription Agreement, the Company and the undersigned have entered into a Registration Rights Agreement regarding the Shares, the Warrants and the Warrant Shares.

5.  Restrictions on Resale or Transfer.

(a)  The Units, Shares, Warrants and Warrant Shares have not been registered under the Securities Act or any state securities laws, and may not be sold or transferred unless (i) such sale or transfer is subsequently registered thereunder; (ii) the undersigned shall have delivered to the Company an opinion of counsel (the substance of which shall be reasonably acceptable to the Company) to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (iii) the securities are sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule); or (iv) such sale or transfer is to an Affiliate of the undersigned.

   (b) The certificate(s) representing the Shares and the Warrant Shares and the Warrants shall each bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities to the extent such transfer does not comply with the provisions set forth in Section 6(a) above):

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, and accordingly may not be offered for sale, sold or otherwise transferred in the absence of an effective registration statement for the securities under the Securities Act or in a transaction not subject to the registration requirements of the Securities Act, in each case in accordance with applicable state securities laws and in the case of a transaction exempt from registration, the Company has received an opinion of counsel, in substance reasonably acceptable to the Company, that registration is not required under the Securities Act or unless sold pursuant to Rule 144 under the Securities Act."

(c) The restrictive legend set forth in Section 5(b) shall be removed upon (i) a sale or transfer pursuant to an effective registration statement, (ii) a sale or transfer pursuant to an exemption from registration, (iii) a sale or transfer pursuant to Rule 144, or (iv) once eligible for resale under Rule 144(k).

6.  Delivery of the Stock Certificate and Warrants. The Company will execute and deliver certificate(s) representing the Shares and Warrants to the subscriber within five (5) business days after the date hereof.

7.  Representations and Warranties of the Undersigned. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

 (a)  The undersigned understands that the offering and sale of the Units by the Company to the undersigned is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D promulgated thereunder and, in accordance therewith and in furtherance thereof, the undersigned represents and warrants to and agrees with the Company as follows:

(i)  The undersigned is acquiring the Shares and the Warrants for the undersigned’s own account as principal, for investment purposes only, and not with a view to, or for, resale or distribution of all or any part of the Shares, the Warrants, or the Warrant Shares and no other person has a direct or indirect beneficial interest in such Warrants, Shares or Warrant Shares;

(ii)  Neither the undersigned nor the undersigned’s investment advisors, if any, have been furnished any offering literature other than this Subscription Agreement and the exhibits attached hereto;

(iii)  The undersigned acknowledges that it has conducted its own independent evaluation of the Company and has analyzed the risks associated with an investment in the Units and has based its decision to invest in the Units on the results of this evaluation and analysis;

(iv)  The undersigned (A) has such knowledge of, and experience in, business and financial matters so as to enable it to utilize the information made available to it in connection with the offering of the Units in order to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto, and (B) the undersigned has evaluated the risks of investing;

(v)  The undersigned understands that the certificate(s) evidencing ownership of the Shares and the Warrant Shares and the Warrants will each bear a restrictive legend and have not been registered under the Securities Act or any state securities laws, and may not be sold or transferred unless (i) such sale or transfer is subsequently registered thereunder; (ii) the undersigned shall have delivered to the Company an opinion of counsel (the substance of which shall be reasonably acceptable to the Company) to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (iii) the securities are sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule); or (iv) such sale or transfer is to an Affiliate of the undersigned; and

(vi)  Any information provided by the undersigned to the Company with respect to the undersigned’s financial position and business experience is true and correct and the undersigned understands that the Company is relying upon such information in connection with the purchase of the Units by the undersigned.

(b)  The undersigned understands that no federal or state agency has passed upon the Units or made any finding or determination as to the fairness of this investment in the Units.

(c)  The undersigned acknowledges and agrees that the Company intends to pay commissions to Four Tong Investments, Ltd. These commissions will consist of (i) cash equal to eight percent (8%) of the gross proceeds received by the Company from such sales, plus (ii) a warrant to purchase that number of shares of common stock equal to eight percent (8%) of the aggregate Units sold in the Offering at an exercise price per share equal to$5.60. The warrant described in subsection (ii) shall be in the form attached as Exhibit "A" hereto.

    8. Representations and Warranties of the Company. The Company hereby acknowledges, represents and warrants to, and agrees with, the undersigned as follows:

  (a) Organization and Qualification. The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct its business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

 (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

 (c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

 (d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filings required in accordance with Section 4.5 and (v) those that have been made or obtained prior to the date of this Subscription Agreement.

(e) Issuance of the Units. The Units have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens and encumbrances. The Company has reserved from its duly authorized capital stock the shares of Common Stock issuable pursuant to this Agreement and the Warrants in order to issue the Shares and the Warrant Shares.

(f) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since November 1, 2006 (the foregoing materials being collectively referred to herein as the “SEC Reports”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans, is specified in the SEC Reports. Except as specified in the SEC Reports, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as specified in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the undersigned) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

 (g) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, there has been no event, occurrence or development that has had or that could reasonably be expected to result in a material adverse effect on the Company, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option or restricted stock plans. The Company does not have pending before the Commission any request for confidential treatment of information.

8.  Indemnification. The undersigned agrees to indemnify and hold harmless the Company and the officers and directors thereof and each other person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representations or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company in connection with this transaction.

9.  Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

10.  Notices. Any notice, demand or other communication that any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

11.  Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. This Subscription Agreement may be executed and delivered via electronic facsimile transmission with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

12.  Entire Agreement. This Subscription Agreement, including the exhibits attached hereto, contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

13.  Severability. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any provision shall not affect the validity or legality of the remaining provisions.

14.  Assignability. This Subscription Agreement is not transferable or assignable by the undersigned.

15.  Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to residents of that jurisdiction executing contracts wholly to be performed therein.

16.  Choice of Jurisdiction. The undersigned agrees that any action or proceeding directly or indirectly relating to or arising out of this Subscription Agreement, any breach hereof, or any transaction covered hereby shall be resolved, whether by arbitration or otherwise, within the State of New York. Accordingly, the parties consent and submit to the jurisdiction of the New York Courts. The parties further agree that any such relief whatsoever in connection with this Subscription Agreement shall be commenced by such party exclusively in the New York Courts.

17.  Reimbursement. If any action or other proceeding is brought for the enforcement of this Subscription Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Subscription Agreement, the suc-cessful or prevailing party or parties shall be entitled to recover reasonable attorney’s fees and other costs incurred in such action or proceeding in addition to any other relief to which they may be entitled.

18.  Further Assurances. Each of the parties shall execute said documents and other instruments and take such further actions as maybe reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

APOLLO ASIA OPPORTUNITY MASTER FUND, L.P.

By:    Apollo Asia Management, L.P.
By:  Apollo Asia Management GP, LLC

By:__________________________________
Name: Laurie Medley
Title: Vice President

THIS PORTION NOT TO BE COMPLETED BY SUBSCRIBER

RECEIPT AND ACCEPTANCE

CASH OR CHECK AND SUBSCRIPTION AGREEMENT RECEIVED ON____________, 2007.

By:____________________________

SUBSCRIPTION ACCEPTED ON________, 2007.

AGFEED INDUSTRIES, INC.

By:_____________________________
Name:
Title :

WIRE TRANSFER INSTRUCTIONS

If Subscriber wishes to wire transfer the purchase price of his Units, he or she shall wire transfer immediately available funds in the amount of the Purchase Price subscribed for hereunder, as follows:

Bank Name:	XXXXXXX

Bank ABA #:	XXXXXXX

Beneficiary:	XXXXXXX

Account No.:	XXXXXXX

For Further Credit:	XXXXXXX

Account Name:	XXXXXXX

EXHIBIT A

FORM OF STOCK PURCHASE WARRANT